Exhibit 99.4

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Christopher S. Kiper and Ted White, or either of them, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Perry Ellis International, Inc., a Florida corporation (the “Company”) directly or indirectly beneficially owned by Legion Partners, L.P. I, a Delaware limited partnership, Legion Partners, L.P. II, a Delaware limited partnership, Legion Partners Special Opportunities, L.P. I, a Delaware limited partnership, Legion Partners, LLC, a Delaware limited liability company, Legion Partners Asset Management, LLC, a Delaware limited liability company, Legion Partners Holdings, LLC, a Delaware limited liability company, Christopher S. Kiper, Bradley S. Vizi, Raymond White, and California State Teachers’ Retirement System, a California Government Employee Benefit Plan (collectively, the “Group”) and (ii) any proxy solicitation of the Group to elect the Group’s slate of director nominees to the board of directors of the Company at the 2015 annual meeting of shareholders of the Company (the “Solicitation”).  Such action shall include, but not be limited to:

1.           executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.           if applicable, executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Exchange Act in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.           performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the U.S. Securities and Exchange Commission and any stock exchange or similar authority; and

4.           taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement, that in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 27th day of March 2015.

/s/ Robert L. Mettler
ROBERT L. METTLER

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Christopher S. Kiper and Ted White, or either of them, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Perry Ellis International, Inc., a Florida corporation (the “Company”) directly or indirectly beneficially owned by Legion Partners, L.P. I, a Delaware limited partnership, Legion Partners, L.P. II, a Delaware limited partnership, Legion Partners Special Opportunities, L.P. I, a Delaware limited partnership, Legion Partners, LLC, a Delaware limited liability company, Legion Partners Asset Management, LLC, a Delaware limited liability company, Legion Partners Holdings, LLC, a Delaware limited liability company, Christopher S. Kiper, Bradley S. Vizi, Raymond White, and California State Teachers’ Retirement System, a California Government Employee Benefit Plan (collectively, the “Group”) and (ii) any proxy solicitation of the Group to elect the Group’s slate of director nominees to the board of directors of the Company at the 2015 annual meeting of shareholders of the Company (the “Solicitation”).  Such action shall include, but not be limited to:

1.           executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.           if applicable, executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Exchange Act in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.           performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the U.S. Securities and Exchange Commission and any stock exchange or similar authority; and

4.           taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement, that in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of May 2015.

/s/ Darrell Ross
DARRELL ROSS

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Christopher S. Kiper and Ted White, or either of them, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Perry Ellis International, Inc., a Florida corporation (the “Company”) directly or indirectly beneficially owned by Legion Partners, L.P. I, a Delaware limited partnership, Legion Partners, L.P. II, a Delaware limited partnership, Legion Partners Special Opportunities, L.P. I, a Delaware limited partnership, Legion Partners, LLC, a Delaware limited liability company, Legion Partners Asset Management, LLC, a Delaware limited liability company, Legion Partners Holdings, LLC, a Delaware limited liability company, Christopher S. Kiper, Bradley S. Vizi, Raymond White, and California State Teachers’ Retirement System, a California Government Employee Benefit Plan (collectively, the “Group”) and (ii) any proxy solicitation of the Group to elect the Group’s slate of director nominees to the board of directors of the Company at the 2015 annual meeting of shareholders of the Company (the “Solicitation”).  Such action shall include, but not be limited to:

1.           executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.           if applicable, executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Exchange Act in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.           performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the U.S. Securities and Exchange Commission and any stock exchange or similar authority; and

4.           taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement, that in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 31st day of March 2015.

/s/ Joshua E. Schechter
JOSHUA E. SCHECHTER